Exhibit 10.38

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Subcontractor:	Sparton DeLeon Springs, LLC.

Effective Date:	3-Apr-17

Subcontract Number:	ERAPS017-353

Subcontract Modification:	Mod 1

Mod Effective Date:	NA

Customer:	US Navy-NAVAIR

Customer Contract Number:	N00421-14-D-0025 DO N0001917F0175

Program:	53G FY17

Total Contract Value:	[___________]	Fee	Funded	100%

USSI:	[____]	[___________]	[___________]	[___________]

Sparton:	[____]	[___________]	[___________]	$41,561,753.87

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton DeLeon Springs, LLC. and UnderSea Sensor Systems Inc. (“USSI” or “Seller”), with offices located at 4868 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton DeLeon Springs, LLC., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general
ERAPSCO/ STS	Sparton DeLeon Springs, LLC

By:	/s/	By:	/s/

Name	Scott Newman	Name	Donellen Ray

Title:	ERAPSCO Contract Administrator	Title:	Contracts

Date	9/7/2017	Date	9/7/2017

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Customer Information
Customer Name:	US Navy Navair		Technical Contact:	Tim Perry
Contract Contact:	James Smith		Phone:	812-863-7070 209
Phone:	307-757-5255		Email:	tim.perry@navy.mil
Email:	james.m.smith@navy.mil		Bid Number:	FY17 IDIQ

End User:	US Navy

Contract Terms
Contract Type:	FFP
Period of Performance:	4/3/17	to	4/3/19
Shipping Terms:	FOB Origin		Freight Forwarder:	NA
Payment Terms:	Net 30		Export License Required:	No

Subcontract Line Item Number (SLIN) Information

SLIN: 001
Product Description:	53G		Quantity:	[___________]
Price:	[___________]	Delivery Date:	4/3/2019
Product Specifications:	PSS and HAASW Spec
Packaging Specifications:	Appendix C
		SLIN Total:		[_____________]

SLIN: 002
Product Description:	53G		Quantity:	[___________]
Price:	[___________]	Delivery Date:	8/30/2019
Product Specifications:
Packaging Specifications:
		SLIN Total:		[_____________]

SLIN: 003
Product Description:			Quantity:
Price:		Delivery Date:
Product Specifications:
Packaging Specifications:
		SLIN Total:		$0

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

SLIN: 004
Product Description:		Quantity:
Price:	Delivery Date:
Product Specifications:
Packaging Specifications:
	SLIN Total:		$0

SLIN: 005
Product Description:		Quantity:
Price:	Delivery Date:
Product Specifications:
Packaging Specifications:
	SLIN Total:		$0

	Subcontract Total:		$41,561,753.87
Miscellaneous Comments

See tracking sheet/delivery order details

Mod 1- [___] additional 53G's that ERAPSCO plans to ship with Lot 77

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725